LEGG MASON PARTNERS INSTITUTIONAL TRUST

SUPPLEMENT DATED NOVEMBER 9, 2016

TO THE SUMMARY PROSPECTUS, PROSPECTUS,

AND STATEMENT OF ADDITIONAL INFORMATION,

EACH DATED SEPTEMBER 30, 2016 OF

WESTERN ASSET INSTITUTIONAL CASH RESERVES

Please note that effective November 9, 2016, the Fund will no longer offer Class S shares. Effective as of that date, the share class will be closed to all incoming purchases and exchanges.

Please retain this supplement for future reference.

WASX319920